FPA CRESCENT FUND

Portfolio of investments

September 30, 2020

(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 12.8%
Alphabet, Inc. (Class A)(a)	179,880	$263,632,128
Alphabet, Inc. (Class C)(a)	155,481	228,494,878
Baidu, Inc. (ADR) (China)(a)	1,388,040	175,711,984
Facebook, Inc. (Class A)(a)	932,205	244,144,489
Naspers, Ltd. (N Shares) (South Africa)	1,021,173	180,363,475
Prosus NV (Netherlands)(a)	1,160,627	107,128,907
		$1,199,475,861
CABLE & SATELLITE — 6.4%
Charter Communications, Inc. (Class A)(a)(b)	423,302	$264,284,371
Comcast Corp. (Class A)(b)	7,355,218	340,252,384
		$604,536,755
SEMICONDUCTOR DEVICES — 6.4%
Analog Devices, Inc.	2,242,091	$261,741,703
Broadcom, Inc.	758,671	276,399,019
NXP Semiconductors NV (Netherlands)	504,763	62,999,470
		$601,140,192
CEMENT & AGGREGATES — 3.6%
HeidelbergCement AG (Germany)	1,503,402	$91,866,659
LafargeHolcim Ltd. (Switzerland)(a)	5,499,539	250,336,382
		$342,203,041
INDUSTRIAL DISTRIBUTION & RENTAL — 3.1%
GEA Group AG (Germany)	1,017,395	$35,647,668
Howmet Aerospace, Inc.	8,516,380	142,393,873
LG Corp. (South Korea)	1,772,486	112,541,956
		$290,583,497
BANKS — 2.9%
CIT Group, Inc.(b)	4,181,304	$74,050,894
Signature Bank	731,980	60,747,020
Wells Fargo & Co.	5,933,153	139,488,427
		$274,286,341
P&C INSURANCE — 2.9%
American International Group, Inc.(b)	9,755,406	$268,566,327

INSTITUTIONAL BROKERAGE — 2.7%
Jefferies Financial Group, Inc.(b)(c)	14,285,200	$257,133,600

DIVERSIFIED BANKS — 2.7%
Bank of America Corp.	3,443,579	$82,955,818
Citigroup, Inc.	4,033,295	173,875,348
		$256,831,166
ELECTRICAL COMPONENTS — 2.7%
TE Connectivity, Ltd. (Switzerland)	2,610,762	$255,175,878

FPA CRESCENT FUND

Portfolio of investments (Continued)

September 30, 2020

(Unaudited)

COMMON STOCKS - Continued	Shares	Fair Value
INVESTMENT COMPANIES — 2.7%
Groupe Bruxelles Lambert SA (Belgium)	2,830,088	$255,137,642

COMPUTER HARDWARE & STORAGE — 2.0%
Dell Technologies (C Shares)(a)	2,722,000	$184,252,180

INFRASTRUCTURE SOFTWARE — 1.7%
Microsoft Corporation	744,724	$156,637,799

INTERNET BASED SERVICES — 1.6%
Booking Holdings, Inc.(a)	87,262	$149,277,358

BASE METALS — 1.6%
Glencore plc (Switzerland)(a)	71,849,910	$148,957,302

INSURANCE BROKERS — 1.5%
Aon plc (Class A) (Britain)	696,227	$143,631,630

RAILROAD ROLLING STOCK — 1.4%
Westinghouse Air Brake Technologies Corp.	2,162,605	$133,821,997

MIDSTREAM - OIL & GAS — 1.4%
Kinder Morgan, Inc.(b)	10,664,948	$131,498,809

APPLICATION SOFTWARE — 1.4%
Epic Games, Inc.(d)(e)(f)	33,130	$19,049,750
Nexon Co. Ltd. (Japan)	4,416,700	110,169,143
		$129,218,893
SPECIALTY CHEMICALS — 1.4%
Univar Solutions, Inc.(a)	7,632,838	$128,842,306

E-COMMERCE DISCRETIONARY — 1.0%
Alibaba Group Holding Ltd. (ADR) (China)(a)	324,689	$95,452,072

TELECOM CARRIERS — 1.0%
SoftBank Group Corp. (Japan)	1,522,000	$94,173,034

WEALTH MANAGEMENT — 1.0%
LPL Financial Holdings, Inc.	1,220,792	$93,598,123

MEDICAL EQUIPMENT — 1.0%
Olympus Corp. (Japan)	4,382,819	$91,143,936

HOTELS, RESTAURANTS & LEISURE — 0.9%
Marriott International, Inc. (Class A)	921,818	$85,341,910

FPA CRESCENT FUND

Portfolio of investments (Continued)

September 30, 2020

(Unaudited)

COMMON STOCKS - Continued	Shares or Principal Amount	Fair Value
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.9%
Cie Financiere Richemont SA (Switzerland)	1,260,768	$84,651,540

COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.8%
Samsung C&T Corp. (South Korea)	859,404	$77,125,873

AIRCRAFT & PARTS — 0.7%
Meggitt plc (Britain)	19,162,851	$63,592,084

REAL ESTATE OWNERS & DEVELOPERS — 0.5%
Swire Pacific Ltd. (Class A) (Hong Kong)	10,152,602	$49,153,610

INTEGRATED UTILITIES — 0.4%
PG&E Corp.(a)	3,597,611	$33,781,567

FOOD & DRUG STORES — 0.3%
Jardine Strategic Holdings, Ltd. (Hong Kong)	1,224,147	$24,270,940

MARINE SHIPPING — 0.2%
Sound Holding FP (Luxembourg)(c)(d)(e)(f)(g)	1,146,250	$21,358,123

OIL & GAS SERVICES & EQUIPMENT — 0.2%
McDermott International Ltd.(a)(d)(e)(f)	14,118,980	$14,118,980

TOTAL COMMON STOCKS — 71.8% (Cost $5,452,249,946)		$6,738,970,366

CLOSED END FUND — 1.1%
Altaba Escrow(d)(e)(f) (Cost $0)	4,756,180	$107,132,954

LIMITED PARTNERSHIPS
FPS LLC (Marine Shipping)(c)(d)(e)(f)(g)	1,076,253	$59,509,346
FPS Shelby Holding I LLC(c)(d)(e)(f)(g)	107,799	9,162,944
GACP II LP (Credit)(d)(e)(f)	958,312	44,120,702
U.S. Farming Realty Trust, L.P. (Real Estate)(c)(d)(e)(f)	350,000	20,155,210
U.S. Farming Realty Trust II, L.P. (Real Estate)(d)(e)(f)	120,000	8,149,292

TOTAL LIMITED PARTNERSHIPS — 1.5% (Cost $177,487,197)		$141,097,494

PREFERRED STOCK — 1.0%
AUTOMOBILES — 1.0%
Porsche Automobil Holding SE (Germany) (Cost $88,712,586)(a)	1,539,070	$91,562,316

FPA CRESCENT FUND

Portfolio of investments (Continued)

September 30, 2020

(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
ASSET-BACKED SECURITY — 0.1%
MARINE SHIPPING — 0.1%
Kamsarmax Shipping — 17.000% 10/30/2020(d)(e)(f)(Cost $6,847,315)	$6,847,315	$6,847,315

CORPORATE BONDS & NOTES
COMMUNICATIONS — 0.1%
Uber Technologies, Inc. — 8.000% 11/1/2026(h)	$7,066,000	$7,525,290

CONSUMER, CYCLICAL — 1.1%
Carnival Corp. — 11.500% 4/1/2023(h)	$30,383,000	$34,058,735
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(h)	61,108,000	70,831,505
		$104,890,240
ENERGY — 0.3%
Gulfport Energy Corp. — 6.000% 10/15/2024	$18,209,000	$11,289,580
Gulfport Energy Corp. — 6.375% 5/15/2025	8,822,000	5,381,420
Gulfport Energy Corp. — 6.375% 1/15/2026	9,128,000	5,568,080
Gulfport Energy Corp. — 6.625% 5/1/2023	9,417,000	5,838,540
		$28,077,620
INDUSTRIAL — 0.6%
Bombardier, Inc. — 7.450% 5/1/2034(h)	$5,800,000	$4,176,000
Bombardier, Inc. — 7.500% 3/15/2025(h)	66,677,000	49,841,058
		$54,017,058

TOTAL CORPORATE BONDS & NOTES — 2.1% (Cost $161,796,689)		$194,510,208

CORPORATE BANK DEBT
Dell International LLC Term Loan B, 1M USD LIBOR + 2.000% — 2.750% 9/19/2025(e)(i)	$17,242,393	$17,151,871
Gray Television, Inc. Term Loan, 1M USD LIBOR + 2.250% — 2.399% 2/7/2024(e)(i)	21,837,000	21,345,668
Gray Television, Inc. Term Loan C, 1M USD LIBOR + 2.500% — 2.649% 1/2/2026(e)(i)	14,242,000	13,966,133
Hall of Fame TL, 11.000% — 12.000% 10/31/2020(d)(e)(f)	6,569,322	5,583,924
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023(e)(i)	6,509,206	(2,148,038)
McDermott Super Senior Exit LC, 6/30/2024(d)(e)(f)	45,270,878	(3,621,670)
McDermott Technology Americas, Inc., 6/30/2024(e)	1,074,102	923,727
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 1.147% 6/30/2025(e)(i)	31,930,681	24,905,931
Steenbok LUX Financial 2 SARL, PIK — 10.750% 12/31/2021(e)	1,000,000	656,572
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 1.906% 4/29/2023(e)(i)	30,373,060	30,088,464

TOTAL CORPORATE BANK DEBT — 1.2% (Cost $170,362,746)		$108,852,582

MUNICIPALS
Commonwealth of Puerto Rico GO, Series 2014 A, (SER A), — 8.000% 7/1/2035	$111,230,000	$70,631,050
Puerto Rico Public Buildings Authority Rev., Series 2012 U, (REF-GOVT FACS-SER U), — 5.250% 7/1/2042	54,920,000	38,306,700

FPA CRESCENT FUND

Portfolio of investments (Continued)

September 30, 2020

(Unaudited)

BONDS & DEBENTURES - Continued	Principal Amount	Fair Value
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2024(j)	$2,175,000	$2,008,221
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2027(j)	4,153,000	3,525,399
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2029(j)	4,047,000	3,184,665
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2031(j)	5,216,000	3,807,576
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2033(j)	5,871,000	3,929,402
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2046(j)	55,871,000	15,772,942
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2051(j)	45,515,000	9,301,900
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.329% 7/1/2040	22,112,000	22,535,887
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.500% 7/1/2034	4,298,000	4,484,275
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.536% 7/1/2053	662,000	679,166
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.550% 7/1/2040	2,177,000	2,250,517
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.750% 7/1/2053	15,968,000	16,606,880
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.784% 7/1/2058	8,865,000	9,244,865
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 5.000% 7/1/2058	40,380,000	42,685,294

TOTAL MUNICIPALS — 2.6% (Cost $158,623,463)		$248,954,739

U.S. TREASURIES
U.S. Treasury Bills — 0.053% 12/1/2020(j)	$50,000,000	$49,992,300
U.S. Treasury Bills — 0.068% 10/22/2020(j)	65,000,000	64,996,327
U.S. Treasury Bills — 0.070% 10/8/2020(j)	80,000,000	79,998,904
U.S. Treasury Bills — 0.074% 10/27/2020(j)	35,000,000	34,998,100
U.S. Treasury Bills — 0.079% 10/20/2020(j)	40,000,000	39,998,072
U.S. Treasury Bills — 0.080% 11/10/2020(j)	55,000,000	54,995,072
U.S. Treasury Bills — 0.081% 10/13/2020(j)	95,000,000	94,997,672
U.S. Treasury Bills — 0.082% 10/1/2020(j)	75,000,000	74,999,850
U.S. Treasury Bills — 0.082% 10/6/2020(j)	100,000,000	99,999,040
U.S. Treasury Bills — 0.082% 10/29/2020(j)	65,000,000	64,995,066
U.S. Treasury Bills — 0.082% 11/3/2020(j)	35,000,000	34,997,043
U.S. Treasury Bills — 0.084% 11/5/2020(j)	40,000,000	39,996,252
U.S. Treasury Bills — 0.085% 11/27/2020(j)	70,000,000	69,988,842
U.S. Treasury Bills — 0.086% 11/24/2020(j)	65,000,000	64,992,213
U.S. Treasury Bills — 0.087% 11/17/2020(j)	45,000,000	44,994,686
U.S. Treasury Bills — 0.089% 11/12/2020(j)	40,000,000	39,995,500

FPA CRESCENT FUND

Portfolio of investments (Continued)

September 30, 2020

(Unaudited)

BONDS & DEBENTURES - Continued	Shares or Principal Amount	Fair Value
U.S. Treasury Bills — 0.091% 11/19/2020(j)	$40,000,000	$39,994,764
U.S. Treasury Bills — 0.128% 10/15/2020(j)	110,000,000	109,996,139

TOTAL U.S. TREASURIES — 11.8% (Cost $1,104,933,083)		$1,104,925,842

TOTAL BONDS & DEBENTURES — 17.8% (Cost $1,602,563,296)		$1,664,090,686

TOTAL INVESTMENT SECURITIES — 93.2% (Cost $7,321,013,025)		$8,742,853,816

SHORT-TERM INVESTMENTS
Apple, Inc. — 0.101% 11/2/2020	$52,000,000	$51,995,378
Chevron Corp.
—0.101%11/6/2020	60,000,000	59,994,000
—0.101%11/16/2020	30,000,000	29,996,167
Exxon Mobil Corp.
—0.101%10/30/2020	50,000,000	49,995,972
—0.101%11/9/2020	25,000,000	24,997,292
—0.112%10/26/2020	60,000,000	59,995,416
—0.112%10/27/2020	50,000,000	49,996,028
—0.112%11/4/2020	50,000,000	49,994,805
—0.112%11/9/2020	30,000,000	29,996,425
—0.112%11/24/2020	30,000,000	29,995,050
Pfizer, Inc.
—0.081%10/28/2020	35,000,000	34,997,900
—0.091%11/12/2020	125,000,000	124,986,875
Roche Holding, Inc.
—0.081%11/3/2020	30,000,000	29,997,800
—0.091%10/23/2020	30,000,000	29,998,350
State Street Bank Repurchase Agreement — 0.00% 10/1/2020 (Dated 09/30/2020, repurchase price of $23,105,000, collateralized by $23,561,900 principal amount U.S. Treasury Notes — 0.125% 2022, fair value $23,567,123)	$23,105,000	23,105,000
TOTAL SHORT-TERM INVESTMENTS — 7.2% (Cost $680,042,458)		$680,042,458

TOTAL INVESTMENTS — 100.4% (Cost $8,001,055,483)		$9,422,896,274

SECURITIES SOLD SHORT — (4.5)%
COMMON STOCKS SOLD SHORT — (3.5)%
Financial Select Sector SPDR Fund	(3,408,411)	(82,040,453)
Softbank Corp. (Japan)	(1,005,890)	(11,240,148)
Volkswagen AG (Preference Shares) (Germany)(a)	(408,519)	(65,735,247)
WW Grainger, Inc.	(6,713)	(2,394,997)
		$(161,410,845)

OTHER COMMON STOCKS SOLD SHORT (k)		$(165,476,851)

TOTAL COMMON STOCKS SOLD SHORT(Proceeds $308,414,548)		$(326,887,696)

CORPORATE BONDS & NOTES SOLD SHORT — (1.0)%
Dell International LLC / EMC Corp. — 7.125% 6/15/2024(h)	$(17,417,000)	$(18,026,595)
Gray Television, Inc. — 5.125% 10/15/2024(h)	(21,837,000)	(22,328,333)

FPA CRESCENT FUND

Portfolio of investments (Continued)

September 30, 2020

(Unaudited)

CORPORATE BONDS & NOTES SOLD SHORT – Continued	Shares	Fair Value
Gray Television, Inc. — 5.875% 7/15/2026(h)	$(14,242,000)	$(14,704,865)
Western Digital Corp. — 4.750% 2/15/2026	(33,325,000)	(35,957,685)

TOTAL CORPORATE BONDS & NOTES SOLD SHORT(Proceeds $87,875,833)		$(91,017,478)

TOTAL SECURITIES SOLD SHORT(Proceeds $396,290,381)		$(417,905,174)
Other Assets and Liabilities, net — 4.1%		380,726,354
NET ASSETS — 100.0% — NOTE 2		$9,385,717,454

(a)	Non-income producing security.
(b)	As of September 30, 2020, investments with a value of $1,335,786,386 were fully or partially segregated with the broker(s)/custodian as collateral for short option contracts.
(c)	Affiliated Security.
(d)	These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 3.32% of total net assets at September 30, 2020.
(e)	Restricted securities. These restricted securities constituted 4.56% of total net assets at September 30, 2020, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund’s Board of Trustees.
(f)	Investments categorized as a significant unobservable input (Level 3) (See Note 1 of the Notes to Financial Statements).
(g)	Controlled company.
(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(i)	Variable/Floating Rate Security — The rate shown is based on the latest available information as of September 30, 2020. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(j)	Zero coupon bond. Coupon amount represents effective yield to maturity.
(k)	As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

FPA CRESCENT FUND

Portfolio of investments (Continued)

September 30, 2020

Purchased Options

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Barclays Bank PLC	$4,776,000,000	$1,265,640	$1,289,520
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,337,280
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,337,280
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,337,280
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Goldman Sachs International	9,204,500,000	2,531,237	2,761,350
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Goldman Sachs International	9,204,500,000	2,531,238	2,853,395
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Goldman Sachs International	9,204,500,000	2,531,237	2,853,395
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Goldman Sachs International	9,204,500,000	2,531,238	2,945,440
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Morgan Stanley	5,062,500,000	1,265,625	506,250
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Morgan Stanley	5,062,500,000	1,265,625	506,250
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Morgan Stanley	5,062,500,000	1,265,625	556,875
Call – CMS Cap Swap(e)(f)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Morgan Stanley	5,062,500,000	1,265,625	556,875
Call — CMS Cap Swap(e)(f)	Receive	3-Month USD-LIBOR	2.89%	1/11/2029	Morgan Stanley	72,866,628	3,563,250	384,080
							$23,813,260	$19,225,270

FPA CRESCENT FUND

Portfolio of investments (Continued)

September 30, 2020

Written Options

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put —CMS Floor Swap(e)(f)	Pay	3-Month USD-LIBOR	2.55%	1/11/2029	Morgan Stanley	$(72,866,628)	$(3,563,250)	$(12,951,314)

Equity Options

Description	Exercise Price	Expiration Date	Counterparty	Number of Contracts	Notional Amount	Premium	Fair Value
Put — VMware Inc. (e)(f)	$105	01/21/2022	JP Morgan	12,527	$1,252,700	$16,731,876	$9,019,440
Call — VMware Inc.(e)(f)	200	01/21/2022	JP Morgan	(9,173)	(917,300)	(12,141,641)	(6,466,965)
						$4,590,235	$2,552,475

Swap Agreements outstanding as of September 30, 2020 were as follows:

Credit Default Swaps on Credit Indices —Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Dell Inc. 7.1% Bonds due 4/15/2028 (e)(f)	Q	1.00%	6/20/2024	Barclays Bank PLC	$7,682,605	$207,605	$216,870	$(9,265)
Dell Inc. 7.1% Bonds due 4/15/2028 (e)(f)	Q	1.00%	6/20/2024	Goldman Sachs International	29,846,904	744,402	841,543	(97,141)
Dell Inc. 7.1% Bonds due 4/15/2028 (e)(f)	Q	1.00%	12/20/2024	Goldman Sachs International	4,801,628	175,152	128,913	46,239
Dell Inc. 7.1% Bonds due 4/15/2028 (e)(f)	Q	1.00%	6/20/2024	Morgan Stanley	17,362,671	437,156	455,145	(17,989)
						$1,564,315	$1,642,471	$(78,156)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

FPA CRESCENT FUND

Portfolio of investments – RESTRICTED SECURITIES

September 30, 2020

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altaba Escrow	09/26/2014, 09/29/2014, 09/30/2014, 10/03/2014, 10/06/2014, 10/07/2014, 08/28/2015, 11/01/2016, 11/02/2016, 11/03/2016	$—	$107,132,954	1.14%
CDS USD R V 03MEVENT	09/12/2019, 10/10/2019	216,870	207,605	0.00%
CDS USD R V 03MEVENT	09/09/2019, 09/10/2019, 09/17/2019, 10/01/2019, 10/10/2019, 10/11/2019, 10/15/2019	841,544	744,402	0.01%
CDS USD R V 03MEVENT	11/01/2019	128,913	175,152	0.00%
CDS USD R V 03MEVENT	09/05/2019, 10/15/2019, 10/17/2019	455,145	437,156	0.00%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 2/15/2023	02/26/2020	1,265,640	1,289,520	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 2/22/2023	02/26/2020	1,265,640	1,337,280	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 3/01/2023	02/26/2020	1,265,640	1,337,280	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 3/08/2023	02/26/2020	1,265,640	1,337,280	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 2/15/2023	02/26/2020	2,531,238	2,761,350	0.03%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 2/22/2023	02/26/2020	2,531,237	2,853,395	0.03%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 3/01/2023	02/26/2020	2,531,237	2,853,395	0.03%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 3/08/2023	02/26/2020	2,531,238	2,945,440	0.03%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 2/15/2023	02/26/2020	1,265,625	506,250	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 2/22/2023	02/26/2020	1,265,625	506,250	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 3/01/2023	02/26/2020	1,265,625	556,875	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 3/08/2023	02/26/2020	1,265,625	556,875	0.01%

FPA CRESCENT FUND

Portfolio of investments – RESTRICTED SECURITIES (Continued)

September 30, 2020

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
CMS CAP SWAPTION 2.892 JAN29 2.892 CALL Morgan Stanley 2.892% 01/11/2029	02/26/2020	$3,563,250	$384,080	0.00%
CMS FLOOR SWAPTION 2.552 JAN29 2.552 PUT Morgan Stanley 2.552% 01/11/2029	01/09/2019	(3,563,250)	(12,951,314)	(0.14)%
Dell International LLC Term Loan B, 1M USD LIBOR + 2.000% — 2.750% 9/19/2025	09/23/2019, 09/27/2019, 10/03/2019, 10/04/2019,02/19/2020	17,318,202	17,151,871	0.18%
Epic Games, Inc.	09/23/2019, 09/27/2019, 10/03/2019, 10/04/2019, 02/19/2020	19,049,750	19,049,750	0.20%
FPS LLC	10/17/2018, 12/10/2018, 12/17/2018, 01/28/2019, 02/28/2019, 03/22/2019, 03/26/2019, 04/08/2019, 04/24/2019, 05/03/2019, 05/15/2019, 06/28/2019, 07/29/2019, 10/18/2019, 02/03/2020, 03/02/2020, 03/09/2020,04/09/2020, 05/29/2020, 07/20/2020	97,594,052	59,509,346	0.63%
FPS Shelby Holding I LLC	02/04/2020, 03/26/2020,04/29/2020, 07/24/2020	10,779,934	9,162,944	0.10%
GACP II LP	01/12/2018, 02/27/2018, 04/13/2018, 05/17/2018, 06/21/2018, 06/28/2018, 11/27/2018, 02/01/2019, 07/22/2019, 09/30/2019, 01/17/2020	42,082,733	44,120,702	0.47%
Gray Television, Inc. Term Loan, 1M USD LIBOR + 2.250% — 2.399% 2/7/2024	06/13/2019, 06/14/2019, 06/18/2019, 06/21/2019, 07/19/2019	21,837,748	21,345,668	0.23%
Gray Television, Inc. Term Loan C, 1M USD LIBOR + 2.500% — 2.649% 1/2/2026	06/18/2019, 06/20/2019, 08/23/2019, 02/24/2020	14,265,131	13,966,133	0.15%
Hall of Fame TL, 11.000% — 12.000% 10/31/2020	03/20/2018	6,569,322	5,583,924	0.06%
Kamsarmax Shipping — 11.00% 6/30/2020	09/08/2015, 6/07/2017, 09/08/2017	6,847,315	6,847,315	0.07%
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023	11/12/2019	(1,676,121)	(2,148,038)	(0.02)%
McDermott International Ltd	07/01/2020	36,716,462	14,118,980	0.15%
McDermott Super Senior Exit LC, 6/30/2024	02/28/2020	(399,762)	(3,621,670)	(0.04)%
McDermott Technology Americas, Inc., 6/30/2024	07/01/2020	1,074,102	923,727	0.01%

FPA CRESCENT FUND

Portfolio of investments – RESTRICTED SECURITIES (Continued)

September 30, 2020

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 1.147% 6/30/2025	07/01/2020	$80,459,591	$24,905,931	0.27%
Sound Holding FP	10/07/2013	68,546,025	21,358,123	0.23%
Steenbok LUX Financial 2 SARL, PIK — 10.750% 12/31/2021	03/04/2020	834,494	656,572	0.01%
U.S. Farming Realty Trust, L.P.	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	17,457,821	20,155,210	0.21%
U.S. Farming Realty Trust II, L.P.	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 07/29/2015	9,572,656	8,149,292	0.09%
VMWare Inc. JAN22 200 CALL	09/05/2019, 09/06/2019, 09/09/2019	(12,141,641)	(6,466,965)	(0.07)%
VMWare Inc. JAN22 105 PUT	09/05/2019, 09/06/2019, 09/09/2019	16,731,876	9,019,440	0.10%
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 1.906% 4/29/2023	06/18/2019, 06/20/2019, 06/28/2019, 07/09/2019, 07/10/2019, 07/11/2019, 01/27/2020, 02/27/2020	30,080,038	30,088,464	0.32%
TOTAL RESTRICTED SECURITIES		$505,492,210	$428,847,944	4.56%

See Notes to Financial Statements.

NOTE 1 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and revelence as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities’ value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund’s Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2020: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$911,983,479	$287,492,382	—	$1,199,475,861
Cable & Satellite	604,536,755	—	—	604,536,755
Semiconductor Devices	601,140,192	—	—	601,140,192
Cement & Aggregates	—	342,203,041	—	342,203,041
Industrial Distribution & Rental	142,393,873	148,189,624	—	290,583,497
Banks	274,286,341	—	—	274,286,341
P&C Insurance	268,566,327	—	—	268,566,327
Institutional Brokerage	257,133,600	—	—	257,133,600
Diversified Banks	256,831,166	—	—	256,831,166
Electrical Components	255,175,878	—	—	255,175,878
Investment Companies	—	255,137,642	—	255,137,642
Computer Hardware & Storage	184,252,180	—	—	184,252,180
Infrastructure Software	156,637,799	—	—	156,637,799
Internet Based Services	149,277,358	—	—	149,277,358
Base Metals	—	148,957,302	—	148,957,302
Insurance Brokers	143,631,630	—	—	143,631,630
Railroad Rolling Stock	133,821,997	—	—	133,821,997
Midstream - Oil & Gas	131,498,809	—	—	131,498,809
Application Software	—	110,169,143	$19,049,750	129,218,893
Specialty Chemicals	128,842,306	—	—	128,842,306
E-Commerce Discretionary	95,452,072	—	—	95,452,072
Telecom Carriers	—	94,173,034	—	94,173,034
Wealth Management	93,598,123	—	—	93,598,123
Medical Equipment	—	91,143,936	—	91,143,936
Hotels, Restaurants & Leisure	85,341,910	—	—	85,341,910
Apparel, Footwear & Accessory Design	—	84,651,540	—	84,651,540
Commercial & Residential Building Equipment & Systems	—	77,125,873	—	77,125,873
Aircraft & Parts	—	63,592,084	—	63,592,084
Real Estate Owners & Developers	—	49,153,610	—	49,153,610
Integrated Utilities	33,781,567	—	—	33,781,567
Food & Drug Stores	—	24,270,940	—	24,270,940
Marine Shipping	—	—	21,358,123	21,358,123
Oil & Gas Services & Equipment	—	—	14,118,980	14,118,980
Closed End Fund	—	—	107,132,954	107,132,954
Limited Partnerships	—	—	141,097,494	141,097,494
Preferred Stock
Automobiles	—	91,562,316	—	91,562,316
Asset-Backed Security
Marine Shipping	—	—	6,847,315	6,847,315
Corporate Bonds & Notes	—	194,510,208	—	194,510,208
Corporate Bank Debt	—	106,890,328	1,962,254	108,852,582
Municipals	—	248,954,739	—	248,954,739
U.S. Treasuries	—	1,104,925,842	—	1,104,925,842
Short-Term Investments	—	680,042,458	—	680,042,458
	$4,908,183,362	$4,203,146,042	$311,566,870	$9,422,896,274
Purchased Options (interest rate risk)	—	—	$19,225,270	$19,225,270
Written Options (interest rate risk)	—	—	(12,951,314)	(12,951,314)
Equity Options (equity risk)	—	—	2,552,475	2,552,475
Credit Default Swaps (credit risk)	—	—	1,564,315	1,564,315
	—	—	$10,390,746	$10,390,746
Corporate Bonds & Notes Sold Short	—	$(91,017,478)	—	$(91,017,478)
Common Stock Sold Short	$(249,912,301)	$(76,975,395)	—	$(326,887,696)
	$(249,912,301)	(167,992,873)	—	$(417,905,174)

The following table summarizes the Fund’s Level 3 investment securities and related transactions during the period ended September 30, 2020:

Investments	Beginning Value at December 31, 2019	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at September 30, 2020	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at September 30, 2020
Common Stocks	$137,539,081	$(31,645,486)	$55,766,212	—	—	$161,659,807	$(31,645,485)
Limited Partnerships	182,177,764	(54,887,596)	31,575,831	$(17,768,505)	—	141,097,494	(54,887,597)
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	19,185	(18,244)	—	(941)	—	—	—
Asset-Backed Securities Marine Shipping	6,847,315	—	—	—	—	6,847,315	—
Corporate Bank Debt	33,952,030	(4,202,630)	(404,438)	(27,382,708)	—	1,962,254	(4,207,306)
Purchased Options (interest rate risk)	109,616,351	1,171,771	20,250,010	(111,812,862)	—	19,225,270	(2,279,139)
Currency Options (currency risk)	19,335,104	6,578,010	—	(25,913,114)	—	—	—
Written Options (interest rate risk)	(6,423,266)	(6,528,048)	—	—	—	(12,951,314)	(6,528,048)
Equity Options (equity risk)	(4,321,815)	5,145,391	1,728,899	—	—	2,552,475	3,195,535
Credit Default Swaps (credit risk)	692,055	872,260	—	—	—	1,564,315	1,200,568

	$479,433,804	$(83,514,572)	$108,916,514	$(182,878,130)	—	$321,957,616	$(95,151,472)

* Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund’s Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period.

There were transfers of $1,348,793,539 out of Level 1 into Level 2 during the period ended September 30, 2020.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of September 30, 2020:

Financial Assets	Fair Value at September 30, 2020	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities - Marine Shipping	$6,847,315	Most Recent Capitlization (Funding) (a)	Cost	$100.00

Corporate Bank Debt	$5,583,924	Most Recent Capitlization (Funding) (a)	Cost	$85.00
	(3,621,670)	Pricing Model (b)	Quotes/Prices	$92.00

Equity Options (equity risk)	$2,552,475	Third-Party Broker Quote (c)	Quotes/Prices	$7.05 - $7.20

Purchased Options (interest rate risk)	$19,225,270	Third-Party Broker Quote (c)	Quotes/Prices	$0.00 - $0.01

Written Options (interest rate risk)	$(12,951,314)	Third-Party Broker Quote (c)	Quotes/Prices	$0.18

Credit Default Swaps (credit risk)	$1,564,315	Third-Party Broker Quote (c)	Quotes/Prices	$2.52 - $3.68

Common Stocks- Long	$21,358,123	NAV adjusted to Fair Value (d)	N/A	$18.63
	107,132,954	Restricted Security (e)	Quotes/Prices	$22.53
	19,049,750	Restricted Security (f)	Quotes/Prices	$575.00
	14,118,980	Pricing Model (g)	Discount	$1.00

Limited Partnerships	$112,792,992	NAV as Practical Expedient (h)	N/A	$46.04 - $85.00
	28,304,502	Discounted NAV (i)	Discount	$57.59 - $67.91

(a) The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment could be lower.

(b)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(c) The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(d) The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(e)  The fair value of the investment is based on the most recently available last executed trade.

(f)  The fair value of the investment is based on the initial purchase price. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the valuve of the investment could be lower.

(g) The fair value of the investment is based on observable market prices and independent third-party broker quotes, discounted for average daily trading volume.

(h) No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

(i) The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflationcapped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

NOTE 2 — Federal Income Tax

The cost of investment securities held at September 30, 2020 (excluding short-term investments), was $7,365,050,501 for federal income tax purposes. Net unrealized appreciation consists of:

Gross unrealized appreciation:	$2,180,924,347
Gross unrealized depreciation:	(803,121,032)
Net unrealized appreciation:	$1,377,803,315